UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(773) 456-0551 (Registrant’s telephone number, including area code)

1601 Bryan Street, Suite 2200,

Dallas, Texas 75201
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.    Other Events.

On September 17, 2018, NRG REMA LLC, an indirect, wholly-owned subsidiary of GenOn Energy, Inc., and the owner lessors, owner participants and consenting certificateholders party to the previously announced forebearance and consent agreements, dated as of June 18, 2018 (the “Forbearance Agreements”), mutually agreed to extend the end date of the Forbearance Agreements to September 21, 2018 at 11:59 p.m. New York City time. There were no other changes to the Forbearance Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2018		GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer